UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2005
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                             001-31566               42-1547151
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                         07306-4599
------------------------------------------                         ----------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
               -------------

     On April 27, 2005, Provident Financial Services, Inc. (the "Company") issued a press release announcing the Company's 2005 annual meeting of stockholders results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits.

                    Exhibit No.         Description
                    -----------         -----------

                    99.1 Press Release of Provident Financial Services, Inc. dated April 27, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 29, 2005               By:  /s/ Paul M. Pantozzi
                                         ------------------------------------
                                         Paul M. Pantozzi
                                         Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1            Press Release of Provident Financial Services, Inc. dated
                April 27, 2005.